FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-13690

                                                  November 21, 1995


DREYFUS VARIABLE INVESTMENT FUND
Supplement to Prospectus Dated May 1, 1995


          The following information supersedes any contrary information contained in the section of the Fund's prospectus entitled "Management of the Fund."

          The primary portfolio manager of the International Equity Portfolio is John Christopher Whitaker of M&G Investment Management Limited, the Series' sub-investment adviser. He has held that position since October 1, 1995 and has been a Director of M&G Investment Management Limited since 1991. Prior thereto, Mr. Whitaker was a Director of County NatWest Investment Management.

          The following information supplements and should be read in conjunction with the information contained in the section of the Fund's prospectus entitled "Description of the Fund--Investment
Objectives and Management Policies--Small Cap Portfolio."

          The Small Cap Portfolio also may invest in debt securities rated as low as the lowest rating assigned by Moody's or Standard & Poor's, and in unrated debt securities, which have special risks. See "Investment Considerations and Risks--Fixed
Income Securities" and "--Lower Rated Securities."